                                                                    EXHIBIT 10.1

                                                  OPEN PORT TECHNOLOGY, INC.


                       1995 INCENTIVE STOCK OPTION PLAN


1.    Purpose
      -------

  The purpose of the Plan is to benefit the Company and its shareholders by having the Company offer certain Employees a favorable opportunity to acquire shares of Stock over a period of years, thereby giving such Employees a permanent stake in the growth and prosperity of the Company, encouraging such Employees to continue their service with the Company, and motivating such Employees to devote their best efforts to the business and profitability of the Company. The Plan is not intended to qualify as an "employee stock purchase plan" within the meaning of Code Section 423.

2.    Definitions
      -----------

  As used herein, the following definitions shall apply.

     2.1. "Board" shall mean the Board of Directors of the Company, or a committee appointed by the Board to perform all or some of the Board's duties under this Plan.

     2.2.    "Code" shall mean the Internal Revenue Code of 1986, as amended.

     2.3. "Company" shall mean Open Port Technology, Inc., an Illinois corporation.

     2.4. "Date of Grant" shall mean the day and year written in the Option Agreement relating to such Option. The Date of Grant for an Option granted to an Employee may be any date on or after the Employee's first day of employment with the Company even if such date is prior to the effective date of this Plan.

     2.5. "Director" shall mean any duly elected and qualified member of the Board.

     2.6. "Disability" shall mean any medically determinable physical or mental impairment that, in the opinion of the Board, based upon medical reports and other evidence satisfactory to the Board, can reasonably be expected to prevent an Employee from performing substantially all of his customary duties of employment for a continuous period of not less than twelve (12) months.

     2.7.    "Employee" shall mean any salaried employee of the Company.

     2.8. "Exercise Price" shall mean the purchase price for shares of Stock purchased pursuant to the exercise or partial exercise of an Option.

     2.9. "Fair Market Value" shall mean, with respect to the valuation of any shares of Stock, (i) if the Stock is publicly traded, the closing price of the Stock on the trading day immediately preceding the business day during which the shares of Stock are to be valued pursuant hereto, and (ii) if the Stock is not publicly traded, the fair market value of the shares of Stock as reasonably determined by the Board consistent with past practice.

     2.10. "IPO" shall mean the closing of an initial public offering of the common stock of the Company registered under the Securities Act.

     2.11. "Option" shall mean any right to purchase Stock which has been granted by the Board pursuant to the Plan.

     2.12. "Option Agreement" shall mean an agreement executed by an officer of the Company and an Employee evidencing the grant of an Option.

     2.13. "Option Shares" shall mean the shares of Stock transferred pursuant to the exercise of an Option.

     2.14. "Optionee" shall mean any Employee who receives an Option pursuant to the Plan.

     2.15. "Plan" shall mean the Open Port Technology, Inc. 1995 Incentive Stock Option Plan.

     2.16.   "Securities Act" shall mean the Securities Act of 1933, as amended.

     2.17.   "Stock" shall mean the no par value common stock of the Company.

3.    Shares Subject to the Plan
      --------------------------

  Except as provided in Section 4(a) hereof, the aggregate amount of Stock for which Options may be granted shall not exceed 803,213 shares less (at the time of the grant of any Option) all shares subject to any option granted under the Open Port Technology, Inc. 1995 Non-Employee Stock Option Plan.

  Any shares subject to unexercised portions of Options which shall have terminated, been canceled, or expired may again be made subject to Options. In addition, shares that have been repurchased by the Company may again be made subject to Options.

4.    Adjustment
      ----------

     4.1. The number of shares subject to the Plan and to Options shall be adjusted as follows: (i) in the event that the number of shares of outstanding Stock is changed by reason of a stock dividend, stock split, recapitalization or combination of shares, the number of shares of Stock subject to the Plan and to Options shall be proportionately adjusted; or (ii) in the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations pursuant to which the holders of shares of Stock surrender shares of Stock in exchange for other shares of stock or securities, there shall be substituted for each share of Stock then subject to the Plan and to Options the number and kind of shares of stock or other securities which the holders of shares of Stock are entitled to receive for each share of Stock surrendered pursuant to the transaction and the Exercise Price shall be proportionately adjusted.

     4.2. The number of shares subject to the Plan and Options shall not be adjusted as a result of the issuance of shares of Stock by the Company (other than an issuance described in subsection (a) of this Section 4), it being understood that, upon such an issuance of shares of Stock, holders of Options and holders of Option Shares will have a corresponding dilution of their proportionate interests in the Stock.

5.    Administration of the Plan
      --------------------------

  The following provisions shall govern the administration of the Plan:

     5.1.    The Plan shall be administered by the Board.

     5.2. The Board is authorized (but only to the extent not contrary to the express provisions of the Plan) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan and to the Options, to determine the form and content of Options (except to the extent the form and content of the Options are specified herein), and to make such other determinations and exercise such other powers and authority as may be necessary or advisable for the administration of the Plan. Each Option granted shall be evidenced by an Option Agreement in such form as may be determined by the Board.

     5.3. A majority of the members of the Board eligible to act shall constitute a quorum for purposes of acting with respect to the Plan, and the action of a majority of the members present who are eligible to act at any meeting at which a quorum is present shall be deemed the action of the Board.

     5.4. All decisions, determinations and interpretations of the Board made in good faith with respect to the Plan and Option Agreements shall be final and conclusive on all persons affected thereby.

     5.5. Neither the Board nor any member thereof shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith, and the members of the Board shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including counsel fees) arising therefrom to the full extent permitted by law.

     5.6. The aggregate fair market value of the Option Shares (determined as of the Date of Grant) for which any Employee may be granted an Option or Options which will first be exercisable in any single calendar year, taking account of any special vesting provisions provided in an Option Agreement, may not exceed $100,000.

6.    Eligibility
      -----------

  The Board is authorized to select Employees to receive Options depending on the availability of shares of Stock for which Options may be granted pursuant to the terms of the Plan. In the event Options are granted pursuant to the Plan, the Board is authorized to select the particular Employees who will receive such Options and the number of shares of Stock under each such Option. In granting Options, the Board shall take into consideration the contribution an Employee has made or may make to the success of the Company and such other factors as the Board shall determine. In no event shall any Employee or his or her legal representatives, heirs, legatees, distributees or successors have any right to participate in the Plan except to such extent, if any, as the Board shall determine. No Options will be granted to any Employee who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any parent or subsidiary corporation unless the Exercise Price is at least one hundred ten percent (110%) of the Fair Market Value at the Date of Grant.

7.    Term of the Plan
      ----------------

  The Plan shall continue in effect until terminated pursuant to Section 20 hereof; or until there is no more stock as to which an Option may be granted and no Options are outstanding; provided, however, that all Options must be granted within 10 years from the effective date of the Plan.

8.    Restrictions on Transfers
      -------------------------


     8.1. The Options may not be transferred, assigned, pledged or hypothecated in any way and will not be subject to execution, attachment or similar process, except as provided by this Plan and except by will or under the laws of descent and distribution (subject to the repurchase option described in Section 18 hereof).

     8.2. The Option Shares may not be transferred, assigned, pledged or hypothecated, voluntarily, involuntarily or by operation of law, except as provided by this Plan and any Option Agreement pertaining to such Options.

     8.3. An Option will terminate immediately upon any attempted transfer, assignment, pledge or hypothecation of such Option in violation of this Section 8, and any attempted transfer, assignment, pledge or hypothecation of any Option Shares in violation of this Section 8 will be void without further action by the Company and have no effect.

9.    Restrictions on Voting
      ----------------------

  Until the occurrence of an IPO, Option Shares will be voted by the then chief executive officer of the Company, pursuant to irrevocable proxies in the form attached hereto as Exhibit B, executed by the Optionee upon the exercise of an Option.

10.    Vesting of Options
       ------------------

  Options are exercisable only upon and after vesting.  Except as provided in
Section 11 hereof and except as otherwise may be specifically provided in an Option Agreement, Options shall vest according to the following schedule:

     10.1. as to one-fifth (1/5) of the Option Shares on the first anniversary of the Date of Grant;

     10.2. as to an additional one-fifth (1/5) of the Option Shares on the second anniversary of the Date of Grant; and

     10.3. as to an additional one-fifth (1/5) of the Option Shares on the third anniversary of the Date of Grant;

     10.4. as to an additional one-fifth (1/5) of the Option Shares on the fourth anniversary of the Date of Grant; and

     10.5. as to the remaining one-fifth (1/5) of the Option Shares on the fifth anniversary of the Date of Grant.

  The above vesting schedule assumes the Optionee's continuous employment with the Company. No Option or part thereof shall vest after the date the Optionee ceases to be an Employee for any reason, and any unvested portion of an Option theretofore held by such an Optionee shall terminate as of that date.

11.    Special Vesting Provisions
       --------------------------

  In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Board may provide for the Optionee to have the right to exercise the Option as to all of the Option Stock, including Shares as to which the Option would not otherwise be exercisable. The Board may notify the Optionee that the Option shall be fully exercisable and the Option will terminate upon the consummation of such sale or merger.

12.    When Options May Be Exercised
       -----------------------------

     12.1. Except as provided in subsections (b) and (c) of this Section 12, a vested Option or the vested portion of an Option, shall be exercised, if at all, by the Optionee at any time before the tenth anniversary of its Date of Grant.

     12.2. If an Optionee ceases to be an Employee for any reason, such Optionee's vested Options must be exercised, if at all, not later than thirty
(30) days following the date such Optionee ceases to be an Employee. Any unvested portion of an Option shall terminate immediately upon the cessation of employment of the Optionee holding the Option.

     12.3.    In the event of the occurrence of any of the events described in
Section 11 hereof and the adoption by the Board of a resolution providing for the exercise of the rights provided to the Board under Section 11 hereof, the vested Options shall not be exercisable after the occurrence of such event. The Company shall notify all Optionees of any such impending sale. With respect to any Optionee that desires to exercise the vested portion of his or her Option prior to such event, the Company may instead pay such Optionee the excess of the amount received or to be received for the Option Shares over the amount that would have been received from such Optionee upon the exercise of the vested portion of such Option.

     12.4. Unless the Optionee desires to forego the benefit of the Option being considered an incentive stock option under Section 422 of the Code, no Option or any part thereof may be exercised by the Optionee while there is outstanding any incentive stock option which was granted by the Company to the Optionee at an earlier time.

13.    Exercise Price
       --------------

  The Exercise Price shall be $1.62 per share for Options granted on or before the earlier of (i) the adoption by the Board of a resolution changing the Exercise Price or (ii) an IPO.

At all times, when established, the Exercise Price shall be equal to or greater than the Fair Market Value.

14.    Exercise of Option
       ------------------

  During the Optionee's lifetime, Options shall be exercisable only by the Optionee or his legal representative or guardian. Options shall not be exercisable by the spouse of any Optionee during such Optionee's lifetime, unless such spouse is acting in his or her capacity as the legal representative or guardian of the Optionee. In the event of the Optionee's death, the Option shall be exercisable by the person or entity (including the Optionee's estate) that has obtained the Optionee's rights under the Option by will or under the laws of descent and distribution.

  Options shall be exercised if at all, by submitting to the Company (a) a Notice of Exercise in the form attached hereto as Exhibit A, (b) the Irrevocable Proxy, duly executed, (c) any other written representations, covenants, and undertakings that the Company may prescribe pursuant to the Shareholders Agreements or to satisfy securities laws and regulations or other requirements, and (d) a certified or bank cashier's check payable to the order of the Company in an amount equal to the full purchase price of the shares to be purchased.

  Upon receipt of the Notice of Exercise (subject to Sections 15, 16, and 17 of this Agreement), the Company shall issue a new certificate or certificates to the holder of the Option. The certificate or certificates for the shares as to which the Option shall have been exercised shall be registered in the name of the holder of the Option and shall be delivered to or upon the written order of the holder of the Option. The shares shall bear a legend substantially in the following form:

     "THE SHARES SUBJECT TO THIS CERTIFICATE ARE SUBJECT TO TRANSFER AND VOTING RESTRICTIONS SET FORTH IN THE OPEN PORT TECHNOLOGY, INC. 1995 INCENTIVE STOCK OPTION PLAN (THE "PLAN"). COPIES OF THE PLAN ARE ON FILE IN THE OFFICE OF THE SECRETARY OF THE CORPORATION. BY ACCEPTING THE SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE, THE HOLDER AGREES TO BE BOUND BY THE PLAN AS IT MAY BE AMENDED FROM TIME TO TIME."

15.    Securities Law Restrictions
       ---------------------------

  The Company shall not be obligated to issue any stock certificates evidencing a transfer upon exercise of an Option, until, in the opinion of the Company and its counsel, such transfer and issuance of stock certificates will not involve any violation of applicable federal and state securities laws, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Stock may then be listed. Acceptance of an Option by an Optionee shall constitute the Optionee's agreement (binding on any person who succeeds to the Optionee's rights and obligations under the Option Agreement by reason of the Optionee's death) that, if the Stock is not publicly traded as of the date the Option is exercised, any shares of Stock purchased upon the exercise of the Option shall be acquired for the Optionee's own account and not with a view to distribution and that each notice of the exercise of any portion of the Option shall be accompanied by a written representation and covenant signed by the Optionee, in such form as may be specified by the Company, confirming such agreement and containing such other provisions as may be prescribed by the Company. The Company may, at its election, release an Optionee from the Optionee's agreement to take for the Optionee's own account and not with a view to distribution of the shares of Stock purchased upon exercise of an Option if, in the opinion of the Company, such covenant ceases to be necessary for compliance with the applicable federal and state securities laws (including the rules and regulations promulgated thereunder) and the requirements of any stock exchange upon which the Stock may then be listed.

  If the shares purchased upon exercise of an Option are not covered by an effective registration statement under the Securities Act, the Company may place the following legend (or a legend which is substantially similar to the following legend) upon, and issue appropriate stock transfer instructions with respect to, the certificate or certificates representing the shares transferred upon exercise of the Option:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS (THE STATE LAWS"), AND SUCH SHARES MAY NOT BE TRANSFERRED UNLESS (A) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE LAWS COVERING SUCH TRANSFER IS THEN IN EFFECT; OR (B) AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION, HAS BEEN FURNISHED STATING THAT SUCH

     TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE
     SECURITIES ACT AND APPLICABLE STATE LAWS."

16.    Listing or Registration of Stock
       --------------------------------

  Each Option is subject to the requirement that, if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the shares of Stock subject to the Option upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting or exercise of the Option or the issuance or purchase of shares under the Option, the Option may not be exercised in whole or in part until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board. The Company shall be under no obligation to effect or obtain any such listing, registration, qualification, consent or approval if the Board shall determine, in its discretion, that such action would not be in the best interests of the Company. The Company shall not be liable for damages due to a delay in the delivery or issuance of any stock certificates for any reason whatsoever, including, but not limited to, a delay caused by listing, registration or qualification of the shares of Stock subject to an Option under any securities exchange or under any federal or state law, or by the effecting or obtaining of any consent or approval of any governmental body with respect to the granting or exercise of the Option or the issue or purchase of shares under the Option.

17.    Withholding of Taxes
       --------------------

  The Board may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Option, including, but not limited to, the withholding of the issuance of all or any portion of the shares of Stock subject to the Option until the holder of the Option reimburses the Company for the amount required to be withheld with respect to such taxes, canceling any portion of the issuance of the shares of Stock subject to the Option in an amount sufficient to reimburse the Company for such amount, deducting from the Optionee's wages an amount sufficient to reimburse the Company for such amount, or taking any other action reasonably required to satisfy the withholding obligation of the Company.

18.    Repurchase Option
       -----------------

  The Options and Option Shares are subject to the rights of the Company to repurchase or acquire the Option Shares upon the occurrence of certain events, including but not limited to: death or disability of the Optionee; cessation of employment with the Company for any reason; or a transfer of the Option or Option Shares, voluntarily, involuntarily or by operation of law. The terms of this repurchase option with respect to Option Shares shall be set forth in the Option Agreement pertaining to such Options.

19.    Modification of Options
       -----------------------

  At any time and from time to time the Board may provide for the modification, extension, or renewal of any outstanding Option, provided that no such modification, extension or renewal shall impair the Option in any respect without the consent of the holder of the Option.

20.    Amendment and Termination of the Plan
       -------------------------------------

  The Board may provide for the alteration, suspension or discontinuation of the Plan, except that no such action may increase the benefits accruing to Employees under the Plan, increase (other than as provided in Section 4(a) hereof) the maximum number of shares permitted to be issued upon the exercise of Options, or materially modify the requirements as to eligibility for participation in the Plan unless such action is subject to approval by the shareholders of the Company.

21.    Shareholder Rights
       ------------------

  A holder of an Option shall have none of the rights of a shareholder with respect to the shares of Stock subject to the Option until the transfer of such shares to him or her has been duly recorded on the stock transfer books of the Company upon the exercise of the Option.

22.    Continued Employment Not Presumed
       ---------------------------------

  Nothing in the Plan or any document describing it nor the grant of an Option shall give any Optionee the right to continue in employment with the Company or affect the right of the Company to terminate the employment of any Optionee with or without cause.

23.    Effective Date
       --------------

  The foregoing Open Port Technology, Inc. 1995 Incentive Stock Option Plan is hereby adopted by the Company as of October 19, 1995.



                                   Open Port Technology, Inc.


                                        /s/ Randy S. Storch
                                   By:  ------------------------------

                                        Randy S. Storch, President

                                   EXHIBIT A

                                      TO

                          OPEN PORT TECHNOLOGY, INC.

                       1995 INCENTIVE STOCK OPTION PLAN


                              NOTICE OF EXERCISE


               (to be executed only upon exercise of the Option)


  Reference is made to the Open Port Technology, Inc. 1995 Incentive Stock Option Agreement, dated as of ___________________ _____, 1995 (the "Option Agreement"), between Open Port Technology, Inc., an Illinois corporation (the "Company"), and _____________________________________ (the "Optionee").
Capitalized terms used herein and not otherwise defined have the meanings assigned to such terms in the Option Agreement.

     23.1. The Optionee hereby irrevocably exercises the option for and purchases _______________ shares of Stock.

     23.2. The full purchase price for the shares of Stock being purchased hereunder, calculated in accordance with the Option Agreement, is $_______________, and the Optionee is delivering to the Company simultaneously with the delivery of this Notice of Exercise a certified or bank cashier's check payable to the order of the Company in such amount.

     23.3. The shares of Stock being purchased hereunder are being acquired for the Optionee's own account and not with a view to distribution thereof in violation of applicable Federal or state securities laws.

     23.4. The Optionee requests that certificates for the shares of Stock being purchased hereunder be issued in the name of and delivered to the Optionee at the following address:


                           _________________________
                           _________________________
                           _________________________
                           _________________________

     Dated as of ____________________    ______________________________

                                         (Signature)


                                         ______________________________

                                         (Name)


                                         ______________________________

                                         (Signature of Spouse)


                                         ______________________________

                                         (Name)

                                   EXHIBIT B

                                      TO

                  OPEN PORT TECHNOLOGY, INC. (the "Company")

                 1995 INCENTIVE STOCK OPTION PLAN (the "Plan")


                               IRREVOCABLE PROXY


  The undersigned hereby revokes any previous proxies and irrevocably appoints Randy S. Storch (the "Proxyholder") and his successor, pursuant to the Plan as the proxy of the undersigned to attend any and all meetings of the shareholders of the Company, and any adjournments or postponements of such meetings (collectively, a "Meeting"), to vote for and in the name, place and stead of the undersigned at any Meeting all shares of common stock, no par value per share (the "Stock"), owned by the undersigned on the date of this proxy and any other shares of Stock hereafter acquired by the undersigned (collectively, the "Proxy Shares"), to execute written consents to corporate action, and to represent and otherwise act for the undersigned on any and all matters with the same force and effect as if the undersigned were personally present at such meeting or were executing such consent.

  This proxy is coupled with an interest and is expressly made irrevocable and will be effective until the earliest to occur of (i) the consummation of an initial public offering by the Company that is registered under the Securities Act of 1933, as amended or (ii) the expiration of ten (10) years from the execution date hereof. The undersigned acknowledges that monetary damages would be an inadequate remedy for a breach of the provisions of this proxy and that (in addition to any other remedy available at law) the obligations of the undersigned and the rights of the Proxyholder are specifically enforceable.

  The undersigned authorizes the Proxyholder to substitute any other person or entity to act under this proxy, to revoke any such substitution, and to file this proxy and any substitution or revocation of this proxy with the Secretary of the Company.

     Dated as of ____________________      ______________________________

                                           (Signature)

                                        ______________________________

                                        (Name)


                                        ______________________________

                                        (Signature of Spouse)


                                        ______________________________

                                        (Name)

                             AMENDMENT NUMBER ONE

                                      TO

                          OPEN PORT TECHNOLOGY, INC.

                       1995 INCENTIVE STOCK OPTION PLAN

     1.  Reference to Plan
         -----------------

     Reference is hereby made to that certain Open Port Technology, Inc. 1995 Incentive Stock Option Plan; as used herein, the term "Plan" shall refer to the Plan as modified by this Amendment. The terms used herein which are defined in the Plan shall have the meanings provided for in the Plan, unless otherwise defined herein. Except as expressly modified hereby, all of the terms and provisions of the Plan shall continue in full force and effect. A copy of this Amendment shall be attached to and made a part of the Plan.

     2.  Amendment to Section 2(g) of the Plan
         ---------------------------- --------

     Section 2(g) of the Plan is hereby amended so as to read in its entirety as follows:

          (g) "Employee" shall mean any salaried employee of the Company or of any "Parent" or "Subsidiary" of the Company (as such terms are defined in Section 424 of the Code); any references to employment with the Company, shall be deemed to include the Company and any Parent or Subsidiary of the Company, as the context may require.

     3.  Effective Date
         --------------

     This Amendment to the Plan is hereby adopted by the Committee as of the 1st day of February, 1996.

                                                      Open Port Technology, Inc.

                             AMENDMENT NUMBER TWO

                                      TO

                          OPEN PORT TECHNOLOGY, INC.

                       1995 INCENTIVE STOCK OPTION PLAN

     1.  Reference to Plan
         -----------------

         Reference is hereby made to that certain Open Port Technology, Inc. 1995 Incentive Stock Option Plan, as amended by Amendment Number One to the Open Port Technology, Inc. 1995 Incentive Stock Option Plan dated as of February 1, 1996; as used herein, the term "Plan" shall refer to the Plan as modified by Amendment Number One and by this Amendment. The terms used herein which are defined in the Plan shall have the meanings provided for in the Plan, unless otherwise defined herein. Except as expressly modified hereby, all of the terms and provisions of the Plan shall continue in full force and effect. A copy of this Amendment shall be attached to and made a part of the Plan.

     2.  Amendment to Section 2(q) of the Plan
         -------------------------------------

         Section 2(q) of the Plan is hereby amended so as to read in its entirety as follows:

               (q) "Stock" shall mean the common stock, par value $.001 per share, of the Company.

     3.  Amendment to Section 10 of the Plan
         -----------------------------------

         Section 10 of the Plan is hereby amended so as to read in its entirety as follows:

                    Options are exercisable only upon and after vesting. Except as provided in Section 11 hereof and except as otherwise may be specifically authorized by the Board and provided in an Option Agreement, Options shall vest according to the following schedule:

               (a) as to one-fourth (1/4th) of the Option Shares, on the first anniversary of the Date of Grant; and

               (b) as to an additional one-thirty-sixth (1/36th) of the Option Shares, on the same calendar month day as the Date of Grant occurring in each of the thirty-six (36) calendar months occurring after the first anniversary of the Date of Grant.

                    The above vesting schedule assumes the Optionee's continuous employment with the Company. No Option or part thereof shall vest after the date the Optionee ceases to be an Employee for any reason, and any unvested portion of an Option theretofore held by such an Optionee shall terminate as of that date.

     4.  Effective Date
         --------------

         This Amendment to the Plan is hereby adopted by the Board as of the 30th day of April, 1996.

                                            Open Port Technology, Inc.

                            AMENDMENT NUMBER THREE

                                      TO

                          OPEN PORT TECHNOLOGY, INC.

                       1995 INCENTIVE STOCK OPTION PLAN


     1.  Reference to Plan
         -----------------

     Reference is hereby made to that certain Open Port Technology, Inc. 1995 Incentive Stock Option Plan, as amended by Amendment Number One to the Open Port Technology, Inc. 1995 Incentive Stock Option Plan, dated as of February 1, 1996, and Amendment Number Two to Open Port Technology, Inc. 1995 Incentive Stock Option Plan. As used herein, the term "Plan" shall refer to the Open Port Technology, Inc 1995 Incentive Stock Option Plan as modified by Amendment Number One, Amendment Number Two, and by this Amendment Number Three. The terms used herein which are defined in the Plan shall have the meanings provided for in the Plan, unless otherwise defined herein. Except as expressly modified hereby, all of the terms and provisions of the Plan shall continue in full force and effect. A copy of this Amendment Number Three shall be attached to and made a part of the Plan.

     2.  Amendment to Section 3 of the Plan
         ----------------------------------

     The first paragraph of Section 3 of the Plan is hereby amended so as to read in its entirety as follows:

          Except as provided in Section 4(a) hereof, the aggregate amount of Stock for which Options may be granted shall not exceed 3,682,695 shares (based on the capitalization of the Company existing as of January 1, 1997) less (at the time of the grant of any Option) all shares subject to any option granted under the Option Port Technology, Inc. 1995 Non-Employee Stock Option Plan, as amended.

     3.  Effective Date
         --------------

     This Amendment Number Three to the Plan is hereby adopted by the Board as of February 6, 1997 and approved by the shareholders of the Company as of February 11, 1997.


                                                  Open Port Technology, Inc.

                             AMENDMENT NUMBER FOUR
                                      TO
                          OPEN PORT TECHNOLOGY, INC.
                       1995 INCENTIVE STOCK OPTION PLAN


24.  Reference to Plan
     -----------------

     Reference is hereby made to that certain Open Port Technology, Inc. 1995 Incentive Stock Option Plan, as amended by Amendment Number One to the Open Port Technology, Inc. 1995 Incentive Stock Option Plan, dated as of February 1, 1996, Amendment Number Two to Open Port Technology, Inc. 1995 Incentive Stock Option Plan, dated as of April 30, 1996, and Amendment Number Three to Open Port Technology Stock Option Plan, dated as of February 11, 1997. As used herein, the term "Plan" shall refer to the Open Port Technology, Inc. 1995 Incentive Stock Option Plan as modified by Amendment Number One, Amendment Number Two, Amendment Number Three and by this Amendment Number Four. The terms used herein which are defined in the Plan shall have the meanings provided for in the Plan, unless otherwise defined herein. Except as expressly modified hereby, all of the terms and provisions of the Plan shall continue in full force and effect. A copy of this Amendment Number Four shall be attached to and made a part of the Plan.

25.  Amendment to Section 2 of the Plan
     ----------------------------------

     Section 2 of the Plan is hereby amended by adding the following new paragraph (r) at the end thereof:

          (r) "Change of Control Event" shall mean, and be deemed to have occurred: (i) upon the acquisition at any time (excluding any acquisition in connection with any public offering of equity securities of the Company pursuant to a registration statement filed under the Securities Act) by a "person" or "group" (as used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (excluding, for this purpose, the Company or any Subsidiary or any employee benefit plan of the Company or any Subsidiary) of the beneficial ownership (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities representing fifty percent (50%) or more of the combined voting power of the then-outstanding securities of the Company; or (ii) in the event that the Board or the shareholders of the Company shall approve a merger, share exchange (other than a merger or share exchange with a wholly-owned subsidiary), consolidation, or sale or other disposition of substantially all of the assets of the Company, as a result of which immediately following such transaction the shareholders of the Company shall not hold, directly or indirectly, a majority of the voting power of the then-outstanding securities of: (A) in the case of a merger or consolidation, the surviving or resulting corporation; (B) in the case of a share exchange, the acquiring corporation; or (C) in the case of a sale or other disposition of substantially all of the assets, each surviving, resulting or acquiring corporation which, immediately following the transaction, holds fifty percent (50%) or more of the assets of the Company.

26.  Amendment of Section 11 of the Plan
     -----------------------------------

     Section 11 of the Plan is hereby amended by adding the following new paragraph at the end of thereof:

          Further, notwithstanding anything to the contrary in Section 10 or this Section 11, upon the occurrence of a Change of Control Event, with respect to each Option, if three (3) years has not elapsed since the Date of Grant, then the vesting of the Option shall be accelerated so that any portion of the Option that would have vested within three (3) years from the Date of Grant, shall automatically vest as of the date of the Change of Control Event. The remaining unvested portion shall continue to vest according to above schedule (as if three (3) years had elapsed since the Date of Grant).

27.  Amendment of Section 18 of the Plan
     ------------------------------------
     Section 18 of the Plan is hereby amended so as to read in its entirety as follows:

          The Options and the Option Shares are subject to the rights of the Company to repurchase or acquire the Option Shares upon the occurrence of certain events, including but not limited to: a transfer of the Option or Option Shares, voluntarily, involuntarily or by operation of law or cessation of employment with the Company for any reason, but excluding in any instance upon the occurrence of a Change of Control Event. The terms of this repurchase option with respect to Option Shares shall be set forth in the Option Agreement pertaining to such Options.

28.  Effective Date
     --------------
     This Amendment Number Four to the Plan is hereby adopted by the Board as of the 20th day of November, 1997.

                                                  Open Port Technology, Inc.

                             AMENDMENT NUMBER FIVE
                                      TO
                          OPEN PORT TECHNOLOGY, INC.
                       1995 INCENTIVE STOCK OPTION PLAN


29.  Reference to Plan
     -----------------

     Reference is hereby made to that certain Open Port Technology, Inc. 1995 Incentive Stock Option Plan, as amended by Amendment Number One to the Open Port Technology, Inc. 1995 Incentive Stock Option Plan, dated as of February 1, 1996, Amendment Number Two to Open Port Technology, Inc. 1995 Incentive Stock Option Plan, dated as of April 30, 1996, Amendment Number Three to Open Port Technology Stock Option Plan, dated as of February 11, 1997, and Amendment Number Four to Open Port Technology Stock Option Plan, dated as of November 20, 1997. As used herein, the term "Plan" shall refer to the Open Port Technology, Inc. 1995 Incentive Stock Option Plan as modified by Amendment Number One, Amendment Number Two, Amendment Number Three, Amendment Number Four, and this Amendment Number Five. The terms used herein which are defined in the Plan shall have the meanings provided for in the Plan, unless otherwise defined herein. Except as expressly modified hereby, all of the terms and provisions of the Plan shall continue in full force and effect. A copy of this Amendment Number Five shall be attached to and made a part of the Plan.

30.  Amendment to Section 3 of the Plan
     ----------------------------------

     The first paragraph of Section 3 of the Plan is hereby amended so as to read in its entirety as follows:

          Except as provided in Section 4(a) hereof, the aggregate amount of Stock for which Options may be granted shall not exceed 4,432,695 shares (based on the capitalization of the Company existing as of January 1, 1997) less (at the time of the grant of any Option) all shares subject to any option granted under the Open Port Technology, Inc. 1995 Non-Employee Stock Option Plan, as amended.

31.  Effective Date
     --------------

     This Amendment Number Five to the Plan is hereby adopted by the Board as of the 23rd day of April, 1998 and approved by the Shareholders of the Company as of June 15, 1998.

                                                  Open Port Technology, Inc.

                             AMENDMENT NUMBER SIX
                                      TO
                          OPEN PORT TECHNOLOGY, INC.
                       1995 INCENTIVE STOCK OPTION PLAN


32.  Reference to Plan
     -----------------

     Reference is hereby made to that certain Open Port Technology, Inc. 1995 Incentive Stock Option Plan, as amended by Amendment Number One to the Open Port Technology, Inc. 1995 Incentive Stock Option Plan, dated as of February 1, 1996, Amendment Number Two to Open Port Technology, Inc. 1995 Incentive Stock Option Plan, dated as of April 30, 1996, Amendment Number Three to Open Port Technology Stock Option Plan, dated as of February 11, 1997, Amendment Number Four to Open Port Technology Stock Option Plan, dated as of November 20, 1997, and Amendment Number Five to Open Port Technology Stock Option Plan, dated as of June 15, 1998. As used herein, the term "Plan" shall refer to the Open Port Technology, Inc. 1995 Incentive Stock Option Plan as modified by the foregoing Amendments and this Amendment Number Six. The terms used herein which are defined in the Plan shall have the meanings provided for in the Plan, unless otherwise defined herein. Except as expressly modified hereby, all of the terms and provisions of the Plan shall continue in full force and effect. A copy of this Amendment Number Six shall be attached to and made a part of the Plan.

33.  Amendment to Section 14 of the Plan
     -----------------------------------

     The second paragraph of Section 14 of the Plan is hereby amended so as to read in its entirety as follows:

          Options shall be exercised if at all, by submitting to the Company (a) a Notice of Exercise in the form attached hereto as Exhibit A, (b) the Irrevocable Proxy, duly executed, (c) any other written representations, covenants, and undertakings that the Company may prescribe pursuant to the Shareholders Agreements or to satisfy securities laws and regulations or other requirements, and (d) a certified or bank cashier's check payable to the order of the Company, or any other form of payment determined to be acceptable by the Board, in its sole discretion, in an amount equal to the full purchase price of the shares to be purchased.

34.  Amendment to Exhibit A to the Plan
     ----------------------------------

     Paragraph (b) of Exhibit A to the Plan is hereby amended so as to read in its entirety as follows:

          (b) The full purchase price for the shares of Stock being purchased hereunder, calculated in accordance with the Option Agreement, is $____________, and the Optionee is delivering to the Company simultaneously with the delivery of this Notice of Exercise a certified or bank cashier's check payable to the order of the Company in such amount, or any other form of payment determined to be acceptable by the Board, in its sole discretion.

35.  Effective Date
     --------------

     This Amendment Number Six to the Plan is hereby adopted by the Board as of the 31st day of July, 1998.

                                          Open Port Technology, Inc.

                           AMENDMENT NUMBER SEVEN TO
                          OPEN PORT TECHNOLOGY, INC.
                       1995 INCENTIVE STOCK OPTION PLAN


36.  Reference to Plan
     -----------------

     Reference is hereby made to that certain Open Port Technology, Inc. 1995 Incentive Stock Option Plan (the "Plan"), as amended by Amendment Number One to the Plan, dated as of February 1, 1996, Amendment Number Two to the Plan, dated as of April 30, 1996, Amendment Number Three to the Plan, dated as of February 11, 1997, Amendment Number Four to the Plan, dated as of November 20, 1997, Amendment Number Five to the Plan, dated as of June 15, 1998 and Amendment Number Six to the Plan, dated as of July 31, 1998. As used herein, the term "Plan" shall refer to the Open Port Technology, Inc. 1995 Incentive Stock Option Plan as modified by Amendment Number One, Amendment Number Two, Amendment Number Three, Amendment Number Four, Amendment Number Five, Amendment Number Six and this Amendment Number Seven. The terms used herein which are defined in the Plan shall have the meanings provided for in the Plan, unless otherwise defined herein. Except as expressly modified hereby, all of the terms and provisions of the Plan shall continue in full force and effect. A copy of this Amendment Number Seven shall be attached to and made a part of the Plan.

37.  Amendment to Section 3 of the Plan
     ----------------------------------
     The first paragraph of Section 3 of the Plan is hereby amended so as to read in its entirety as follows:

          Except as provided in Section 4(a) hereof, the aggregate amount of Stock for which Options may be granted shall not exceed 5,432,695 shares (based on the capitalization of the Company existing as of January 1, 1997) less (at the time of the grant of any Option) all shares subject to any option granted under the Open Port Technology, Inc. 1995 Non-Employee Stock Option Plan, as amended.

38.  Effective Date
     --------------
     This Amendment Number Seven to the Plan is hereby adopted by the Board as of October 29, 1998 and approved by the Shareholders of the Company as of February 8, 1999.


                                             Open Port Technology, Inc.

                           AMENDMENT NUMBER EIGHT TO
                          OPEN PORT TECHNOLOGY, INC.
                       1995 INCENTIVE STOCK OPTION PLAN


39.  Reference to Plan
     -----------------

     Reference is hereby made to that certain Open Port Technology, Inc. 1995 Incentive Stock Option Plan (the "Plan"), as amended by Amendment Number One to the Plan, dated as of February 1, 1996, Amendment Number Two to the Plan, dated as of April 30, 1996, Amendment Number Three to the Plan, dated as of February 11, 1997, Amendment Number Four to the Plan, dated as of November 20, 1997, Amendment Number Five to the Plan, dated as of June 15, 1998, Amendment Number Six to the Plan, dated as of July 31, 1998, and Amendment Number Seven to the Plan, dated as of February 8, 1999. As used herein, the term "Plan" shall refer to the Open Port Technology, Inc. 1995 Incentive Stock Option Plan as modified by Amendment Number One, Amendment Number Two, Amendment Number Three, Amendment Number Four, Amendment Number Five, Amendment Number Six, Amendment Number Seven and this Amendment Number Eight. The terms used herein which are defined in the Plan shall have the meanings provided for in the Plan, unless otherwise defined herein. Except as expressly modified hereby, all of the terms and provisions of the Plan shall continue in full force and effect. A copy of this Amendment Number Eight shall be attached to and made a part of the Plan.

40.  Amendment to Section 3 of the Plan
     ----------------------------------
     The first paragraph of Section 3 of the Plan is hereby amended so as to read in its entirety as follows:

          Except as provided in Section 4(a) hereof, the aggregate amount of Stock for which Options may be granted shall not exceed 8,432,695 shares (based on the capitalization of the Company existing as of January 1, 1997) less (at the time of the grant of any Option) all shares subject to any option granted under the Open Port Technology, Inc. 1995 Non-Employee Stock Option Plan, as amended.

41.  Effective Date
     --------------
     This Amendment Number Eight to the Plan is hereby adopted by the Board as of January 27, 2000 and approved by the Shareholders of the Company as of November, 1999.


                                             Open Port Technology, Inc.

                           AMENDMENT NUMBER NINE TO
                          OPEN PORT TECHNOLOGY, INC.
                       1995 INCENTIVE STOCK OPTION PLAN


42.  Reference to Plan
     -----------------

     Reference is hereby made to that certain Open Port Technology, Inc. 1995 Incentive Stock Option Plan (the "Plan"), as amended by Amendment Number One to the Plan, dated as of February 1, 1996, Amendment Number Two to the Plan, dated as of April 30, 1996, Amendment Number Three to the Plan, dated as of February 11, 1997, Amendment Number Four to the Plan, dated as of November 20, 1997, Amendment Number Five to the Plan, dated as of June 15, 1998, Amendment Number Six to the Plan, dated as of July 31, 1998, Amendment Number Seven to the Plan, dated as of February 8, 1999 and Amendment Number Eight to the Plan, dated as of January 27, 2000. As used herein, the term "Plan" shall refer to the Open Port Technology, Inc. 1995 Incentive Stock Option Plan as modified by Amendment Number One, Amendment Number Two, Amendment Number Three, Amendment Number Four, Amendment Number Five, Amendment Number Six, Amendment Number Seven, Amendment Number Eight and this Amendment Number Nine. The terms used herein which are defined in the Plan shall have the meanings provided for in the Plan, unless otherwise defined herein. Except as expressly modified hereby, all of the terms and provisions of the Plan shall continue in full force and effect. A copy of this Amendment Number Nine shall be attached to and made a part of the Plan.

43.  Amendment to Section 3 of the Plan
     ----------------------------------

     The first paragraph of Section 3 of the Plan is hereby amended so as to read in its entirety as follows:

          Except as provided in Section 4(a) hereof, the aggregate amount of Stock for which Options may be granted shall not exceed 9,732,695 shares (based on the capitalization of the Company existing as of January 1, 1997) less (at the time of the grant of any Option) all shares subject to any option granted under the Open Port Technology, Inc. 1995 Non-Employee Stock Option Plan, as amended.

44.  Effective Date
     --------------

     This Amendment Number Nine to the Plan is hereby adopted by the Board as of March 24, 2000 and approved by the Shareholders of the Company as of March 24, 2000.


                                             Open Port Technology, Inc.

                            AMENDMENT NUMBER TEN TO
                           OPEN PORT TECHNOLOGY, INC
                       1995 INCENTIVE STOCK OPTION PLAN


1.   Reference to Plan
     -----------------

     Reference is hereby made to that certain Open Port Technology, Inc. 1995 Incentive Stock Option Plan (the "Plan"), as amended by Amendment Number One to the Plan, dated as of February 1, 1996, Amendment Number Two to the Plan, dated as of April 30, 1996, Amendment Number Three to the Plan, dated as of February 11, 1997, Amendment Number Four to the Plan, dated as of November 20, 1997, Amendment Number Five to the Plan, dated as of June 15, 1998, Amendment Number Six to the Plan, dated as of July 31, 1998, Amendment Number Seven to the Plan, dated as of February 8, 1999, Amendment Number Eight to the Plan, dated as of January 27, 2000, and Amendment Number Nine to the Plan, dated as of March 24, 2000. As used herein, the term "Plan" shall refer to the Open Port Technology, Inc. 1995 Incentive Stock Option Plan as modified by Amendment Number One, Amendment Number Two, Amendment Number Three, Amendment Number Four, Amendment Number Five, Amendment Number Six, Amendment Number Seven, and Amendment Number Eight and Amendment Number Nine. The terms used herein which are defined in the Plan shall have the meanings provided for in the Plan, unless otherwise defined herein. Except as expressly modified hereby, all of the terms and provisions of the Plan shall continue in full force and effect. A copy of this Amendment Number Ten shall be attached to and made part of the Plan.

2.   Amendments to Section 2 of the Plan
     -----------------------------------

     Section 2 of the Plan is hereby amended by amending paragraph (l) so as to read in its entirety as follows:

          (l) "Option Agreement" shall mean an agreement executed by an officer of the Company and an Employee evidencing the grant of an Option, as it may be amended, modified, extended or renewed from time to time, subject to
     Section 19.

     Section 2 of the Plan is hereby further amended by amending paragraph (r) so as to read in its entirety as follows:

     (r) "Change of Control Event" means, unless otherwise defined for a particular Optionee in an Option Agreement or in an employment agreement between the Company and such Optionee which addresses the effect of a Change of Control Event (as therein defined) on benefits hereunder, shall mean, and be deemed to have occurred:

          (i) upon the acquisition at any time (excluding any acquisition in connection with any public offering of equity securities of the Company pursuant to a registration statement filed under the Securities Act) by a person or group (as used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of

               1934, as amended (the "Exchange Act"), excluding for this purpose, the Company or any Subsidiary or any employee benefit plan of the Company or any Subsidiary) of the beneficial ownership (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities representing fifty percent (50%) or more of the combined voting power of the then-outstanding securities of the Company; except that no Change of Control shall be deemed to have occurred solely by reason of such beneficial ownership (A) by a corporation of which fifty percent (50%) or more of the beneficial ownership is then held, directly or indirectly, in substantially the same proportions by the persons who held the beneficial ownership of the Company immediately before such acquisition, or (B) resulting directly from an issuance of Stock by the Company to such person; or

          (ii) the approval by the Board or the shareholders of the Company of a merger, share exchange (other than a merger or share exchange with a wholly-owned subsidiary), consolidation, reorganization, or similar transaction, or a plan or agreement for the sale or other disposition of all or substantially all of the consolidated assets of the Company or a plan of liquidation of the Company, as a result of which immediately following such transaction the shareholders of the Company shall not hold, directly or indirectly, a majority of the voting power of the then-outstanding securities of the surviving, resulting or acquiring corporation (or in the case of a sale or other disposition of assets, of each surviving, resulting or acquiring corporation which immediately after the transaction holds fifty percent (50%) of the former assets of the Company).

3.   Amendment to Section 7 of the Plan
     ----------------------------------

     Section 7 of the Plan is hereby amended so as to read in its entirety as follows:

          The Plan shall continue in effect until terminated pursuant to Section 20 hereof, or until there is no more Stock as to which an Option may be granted and no Options are outstanding; provided, however, that all Options must be granted within 10 years from the effective date of the Plan, and no Options shall be granted under the Plan after an IPO.

4.   Amendments to Section 8 of the Plan
     -----------------------------------

     Section 8 of the Plan is hereby amended so as to read in its entirety as follows:

          (a) The Options may not be transferred, assigned, pledged or hypothecated in any way and will not be subject to execution, attachment or similar process, except as provided by this Plan and except by will or under the laws of descent and distribution, or pursuant to a domestic relations order issued by a court of competent jurisdiction, or by designation of beneficiary pursuant to subsection (c) of this Section 8, and except as may be permitted by an Option Agreement in accordance with subsection (d) of this Section 8, and subject to the repurchase option described in Section 18 hereof.

          (b) Prior to an IPO the Option Shares may not be transferred, assigned, pledged or hypothecated, voluntarily or involuntarily or by operation of law, except as provided by this Plan and any Option Agreement pertaining to such Options.

          (c) Each Optionee under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be an individual or a trust and who may be named contingently or successively) to exercise on such beneficiary's behalf any Options that are outstanding and exercisable after the death of the Optionee. Each such designation shall revoke all prior designations by the same Optionee, shall be in a form prescribed by the Company, and will be effective only when filed by the Optionee in writing with the Company during the Optionee's lifetime. In the absence of any such designation, the Option to the extent outstanding and exercisable after the death of an Optionee may be exercised by his or her executors, administrators, legatees or distributees of his or her estate as determined under his or her will or by the laws of descent and distribution. If an Option is exercised by the executors, administrators, legatees or distributees of the estate of a deceased Optionee or by the guardian or legal representative of a Optionee, the Company shall be under no obligation to issue Stock thereunder unless and until it is satisfied that the person or persons exercising the Option are the duly appointed beneficiary or legal representatives of the Optionee or of the deceased Optionee's estate or the proper legatees or distributees of such estate.

          (d) If the Option Agreement so provides and the Optionee consents to foregoing the benefits of the Option being considered an incentive stock option under Section 422 of the Code, then notwithstanding subsection (a) above, an Optionee may transfer an Option in the manner prescribed by the Board, and subject to such terms and conditions as may be prescribed by the Board, to any Permissible Transferee (as defined below). For purposes of this Plan, "Permissible Transferee" means any member of the Immediate
                 ----------------------
     Family (as defined below) of the Optionee to whom such Option was granted, any trust the primary beneficiaries of which consist exclusively of the Optionee or members of the Optionee's Immediate Family or any corporation, partnership or similar entity, the owners of which consist exclusively of the Optionee or members of the Optionee's Immediate Family. For purposes of this Section, "Immediate Family" means such Optionee's spouse, children,
                    ----------------
     nieces, nephews, grandchildren, great grandchildren, stepchildren, parents, stepparents, grandparents, siblings, half siblings, and the spouses of such individuals.

          (e) An Option will terminate immediately upon any attempted transfer, assignment, pledge or hypothecation of such Option in violation of this
     Section 8, and any attempted transfer, assignment, pledge or hypothecation of any Option Shares in violation of this Section 8 will be void without further action by the Company and have no effect.

5.   Amendment to Section 11 of the Plan
     -----------------------------------

     The last paragraph of Section 11 of the Plan is hereby amended so as to read in its entirety as follows:

          Further, notwithstanding anything to the contrary in Section 10 or this Section 11, but subject to any different provision for a particular Optionee in an Option Agreement or in an employment agreement between the Company and such Optionee which addresses the effect of a Change in Control Event (as therein defined) on benefits hereunder, upon the occurrence of a Change in Control Event, with respect to each Option, if three (3) years has not elapsed since the Date of Grant, then the vesting of the Option shall be accelerated so that any portion of the Option that would have vested within three (3) years from the Date of Grant shall automatically vest as of the date of the Change of Control Event. The remaining unvested portion shall continue to vest according to the above schedule (as if three
     (3) years had elapsed since the Date of Grant).

6.   Amendments to Section 12 of the Plan
     ------------------------------------

     Section 12(b) of the Plan is hereby amended so as to read in its entirety as follows:

          (b) Unless otherwise provided for a particular Optionee in an Option Agreement and which may distinguish among reasons for termination of employment, (i) any unvested portion of an Option shall terminate immediately upon the cessation of employment for any reason of the Optionee holding the Option, and (ii) if an Optionee ceases to be an Employee for any reason, such Optionee's vested Options must be exercised, if at all, not later than thirty (30) days following the date such Optionee ceases to be an Employee.

     Section 12(d) of the Plan is hereby deleted.

7.   Amendment to Section 14 of the Plan
     -----------------------------------

     Section 14 of the Plan is hereby amended so as to read in its entirety as follows:

          Except to the extent provided in an Option Agreement which permits transfer of Options pursuant to Section 8(d), during the Optionee's lifetime Options shall be exercisable only by the Optionee or his legal representative or guardian. Options shall not be exercisable by the spouse of any Optionee during such Optionee's lifetime, unless such spouse is acting in his or her capacity as the legal representative or guardian or a permissible transferee under such Option Agreement, of the Optionee. In the event of the Optionee's death, the Option shall be exercisable by the person or entity (including the Optionee's estate) that has obtained the Optionee's rights under the Option by designation of beneficiary, by will or under the laws of descent and distribution, or by such permitted transfer.

          Options shall be exercised, if at all, by submitting to the Company
     (a) a Notice of Exercise in the form attached hereto as Exhibit A, (b) if exercise occurs prior to an IPO, the Irrevocable Proxy, duly executed, (c) any other written representations, covenants and undertakings that the Company may prescribe pursuant to any shareholders agreements or to satisfy securities laws and regulations or other requirements, and (d) full payment for the Option Stock made by cash, personal check or wire transfer or, subject to the approval of the Board, any one or more of the following means:

               (i) Shares of Stock that have been held by the Optionee for at least six months or purchased by the Optionee on the open market ("Mature Shares"), valued at their Fair Market Value on the date of exercise;

               (ii) pursuant to procedures approved by the Board, through the sale of the Stock acquired on exercise of the Option through a broker-dealer to whom the Optionee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Stock, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Optionee by reason of such exercise.

     If Mature Shares are used to pay the Exercise Price, then if requested by the Secretary or Assistant Secretary of the Company, the Optionee shall deliver to the Secretary or Assistant Secretary the agreement evidencing the Option and the Optionee's certificate that such shares have been held by the Optionee for at least six months or were purchased on the open market and such certificate shall identify the number of shares of Stock and the stock certificate or other document or notation which evidences such stock ownership. The number of Mature Shares being so used and the number of shares of Stock purchased upon exercise may be evidenced by a notation on the agreement and the agreement shall be returned to the Optionee. No fractional shares of Stock (or cash in lieu of fractional shares) shall be issued upon exercise of an Option and the number of shares of Stock that may be purchased upon exercise shall be rounded to the nearest number of whole shares.

          Upon receipt of the Notice of Exercise (subject to Sections 15, 16 and 17 of this Plan), the Company shall issue a new certificate of certificates to the holder of the Option. The certificate or certificates for the shares as to which the Option shall have been exercised shall be registered in the name of the holder of the Option and shall be delivered to or upon the written order of the holder of the Option. If the shares are issued before an IPO the shares shall bear a legend in substantially the following form:

          "THE SHARES SUBJECT TO THIS CERTIFICATE ARE SUBJECT TO TRANSFER AND VOTING RESTRICTIONS SET FORTH IN THE OPEN PORT TECHNOLOGY, INC. 1995 INCENTIVE STOCK OPTION PLAN (THE "PLAN"). COPIES OF THE PLAN ARE ON FILE IN THE OFFICE OF THE SECRETARY OF THE CORPORATION. BY ACCEPTING THE SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE, THE HOLDER AGREES TO BE BOUND BY THE PLAN AS IT MAY BE AMENDED FROM TIME TO TIME."

          Whenever under the Plan, shares are to be delivered upon exercise of an Option the Company shall be entitled to require (x) that the Optionee remit an amount in cash, or

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

     if determined by the Board, Mature Shares, sufficient to satisfy all federal, state, local and foreign tax withholding requirements related thereto ("Required Withholding"), (y) the withholding of such Required Withholding from compensation otherwise due to the Optionee or from any shares due to the Optionee under the Plan or (z) any combination of the foregoing.

          Any Optionee who makes a disposition not described in Section 422(a)(i) of the Code of Option Shares acquired under an incentive stock option shall remit to the Company an amount sufficient to satisfy all resulting Required Withholding; provided that, in lieu of or in addition to the foregoing, the Company shall have the right to withhold such Required Withholding from compensation otherwise due to the Optionee or from any shares or other payment due to the Optionee under the Plan.

8.   Amendments to Section 18 of the Plan
     ------------------------------------

     Section 18 of the Plan is hereby amended to read in its entirety as follows:

          The Options and the Option Shares are subject to the rights of the Company to repurchase or acquire the Option Shares upon the occurrence of certain events, including but not limited to: a transfer of the Option or Option Shares, voluntarily, involuntarily or by operation of law or cessation of employment with the Company for any reason, but excluding in any instance upon the occurrence of a Change of Control Event or after an IPO. The terms of this repurchase option with respect to the Option Shares shall be set forth in the Option Agreement pertaining to such Options.

9.   Amendments to Section 20 of the Plan
     ------------------------------------

     Section 20 is amended to read as follows:

          The Board may provide for the alteration, suspension or discontinuation of the Plan, except that no such action may increase (other than as provided in Section 4(a) hereof) the maximum number of shares permitted to be issued upon the exercise of Options, or materially modify the requirements as to eligibility for participation in the Plan, unless such action is subject to approval by the shareholders of the Company.

10.  Effective Date
     --------------

     This Amendment Number Ten to the Plan is hereby adopted by the Board as of April 3, 2000 subject to approval by the Shareholders of the Company.

                                             Open Port Technology, Inc.

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